SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                            THE MONARCH CEMENT COMPANY________________________
   (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
       2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________
       4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
       5) Total fee paid:
______________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:
______________________________________________________________________________
       2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________
       3) Filing Party:
______________________________________________________________________________
       4) Date Filed:
______________________________________________________________________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            (April 13, 2005)

        The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation, will be held Wednesday, April 13, 2005, at 2:00 in the afternoon of that day, at the Company's corporate offices, 449 1200 Street, Humboldt, Kansas, to consider and act upon the following:

        1. The election of three directors to serve until the annual meeting of the stockholders of the Company in 2008;

        2. Any other business which may properly come before the meeting;

        3.     Adjourning the meeting from time to time.

        The Board of Directors has fixed the close of business on February 14, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

        The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy. Your proxy may be revoked at any time before it is exercised.

                                        THE MONARCH CEMENT COMPANY


                                        Debra P. Roe, CPA
                                        Assistant Secretary

Humboldt, Kansas
March 14, 2005

                                P R O X Y

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 14, 2005 at the annual meeting of stockholders to be held on April 13, 2005, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.   ELECTION OF DIRECTORS

     FOR all nominees listed              WITHHOLD AUTHORITY to
     below (except as marked              vote for all
     to the contrary below)  [ ]          nominees listed below  [ ]

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                    NOMINEE'S NAME IN THE LIST BELOW.)

      David L. Deffner        Gayle C. McMillen        Richard N. Nixon

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES. The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint
tenants, both should sign.  When
signing as attorney, as executor,
administrator, trustee or guardian,
please give full title as such.  If
a corporation, please sign in full
corporate name by president or
other authorized officer.  If a
partnership, please sign in
partnership name by authorized
person.

                                   _____________________________
                                   Signature

Dated_________________, 2005.      _____________________________
                                   Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                        THE MONARCH CEMENT COMPANY
                               P.O. Box 1000
                        Humboldt, Kansas 66748-0900


          PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        (2:00 p.m., April 13, 2005)


                            GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company. In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired. Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at P.O. Box 1000, Humboldt, Kansas 66748 or call 620-473-2222 to make their request. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 14, 2005.

     The record date with respect to this solicitation is February 14, 2005 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting. At the close of business on that date 2,406,197 shares of Capital Stock and 1,620,761 shares of Class B Capital Stock were issued and outstanding. Holders of Capital Stock are entitled to one vote per share standing in their names on the record date. Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

     A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. "Broker non-votes" occur when a broker indicates that it lacks authority to vote on a matter in the absence of instructions from the beneficial owner. Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

     To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

               ELECTION OF DIRECTORS AND RELATED INFORMATION

     The Board of Directors is divided into three classes. Class I is comprised of three directors and Classes II and III are each comprised of four directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term.

     The three directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class I of the Board of Directors. Their term of office will commence upon election and will continue until the 2008 annual meeting of stockholders and until their successors are elected and qualified.

     The Board of Directors, acting as the nominating committee, has selected the nominees for directors. Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below. Each nominee is at present a member of Class I of the Board of Directors. If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election. The names of the nominees are as follows:

        David L. Deffner        Gayle C. McMillen        Richard N. Nixon

     The Board of Directors recommends that you vote FOR the election of each of the three nominees named above as directors in Class I of the Board of Directors.

Stockholder Nomination Policy

     The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings. The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board. The members of the Board of Directors who participate in the nomination process are Messers Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Robert M. Kissick, Gayle C. McMillen, Richard N. Nixon, Byron J. Radcliff, Byron K. Radcliff, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III. Applying the definition of the term "independent director" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards as permitted under the requirements of paragraph (d)(3)(iv) of Item 7 of Schedule 14A, Messers Jack
R. Callahan, Ronald E. Callaway, David L. Deffner, Gayle C. McMillen, Richard
N. Nixon and Michael R. Wachter are independent, and Messers Robert M. Kissick, Byron J. Radcliff, Byron K. Radcliff, Walter H. Wulf, Jr. and Walter
H. Wulf, III are not independent.

     The Board has not established specific minimum qualifications for recommended nominees, but does evaluate recommended nominees for directors based on their character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors. The Board of Directors will consider nominations from stockholders at the annual meeting of stockholders as required under Kansas law. The Board of Directors does not have a policy of considering stockholder nominations for inclusion in the Company's proxy statement sent to stockholders in connection with the election of directors. The Board of Directors does not believe such a policy is necessary at this time as it has not received requests from stockholders to submit nominations to the Board of Directors. The Board of Directors will continue to monitor this and evaluate whether such a policy is desirable.

Communications with Directors

     The Board of Directors does not have a formal process by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company's offices at P.O. Box 1000, Humboldt, Kansas 66748-0900, to the attention of the Chief Financial Officer. The Chief Financial Officer will forward such communications to the Board or the specific Director. Stockholders are also permitted to communicate with the Board of Directors at the Company's annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

     The Company does not currently have a formal policy regarding directors' attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings. All members of the Board attended the 2004 annual meeting of stockholders.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers

NOMINEES
C L A S S I:
David L. Deffner      54      Director            Director of Music        1997      2008     None
                                                  Davis Community Church
                                                  Davis, California

Gayle C. McMillen     55      Director            Instrumental Music       1999      2008     None
                                                  Teacher, USD 305,
                                                  Salina, Kansas

Richard N. Nixon      63      Director            Partner in law firm of   1990      2008     None
                                                  Stinson Morrison Hecker
                                                  LLP, Kansas City, MO
DIRECTORS CONTINUING IN OFFICE
C L A S S II:
Byron J. Radcliff     48      Director            Rancher                  1976      2006     Son of Byron K. Radcliff,
                                                                                              Vice Chairman, Secretary, Treasurer
                                                                                              and Director

Michael R. Wachter    44      Director            Civil Engineer and       1994      2006     None
                                                  Director of Operations,
                                                  Concrete Technology Corp.
                                                  (a precast/prestressed
                                                  concrete producer)
                                                  Tacoma, Washington

Walter H. Wulf, Jr.   60      Chairman            Position with Company    1971      2006     Father of
                              of the Board,                                                   Walter H. Wulf, III,
                              President and                                                   Director
                              Director

Walter H. Wulf, III   31      Director            Area Sales Manager,      2001      2006     Son of Walter H. Wulf, Jr.,
                                                  General Motors Corporation                  Chairman of the Board,
                                                                                              President and Director

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
DIRECTORS CONTINUING IN OFFICE (continued)
C L A S S III:
Jack R. Callahan      73      Director            President, The Monarch   1980      2007      None
                                                  Cement Company, until
                                                  retirement on 10-31-97

Ronald E. Callaway    69      Director            Transport truck driver,  1990      2007      None
                                                  Agricultural Carriers,
                                                  Inc., Wichita, Kansas
                                                  until retirement on
                                                  6-30-97

Robert M. Kissick     68      Vice President      Chairman, Hydraulic      1972      2007      None
                              and Director        Power Systems, Inc.
                                                  (manufacturer of
                                                  construction equipment)
                                                  N. Kansas City, Missouri

Byron K. Radcliff     67      Vice Chairman,      Owner/Manager,           1960      2007     Father of Byron J.
                              Secretary,          Radcliff Ranch(9000 acres)                  Radcliff, Director
                              Treasurer and       Dexter, Kansas
                              Director

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.



                                        INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

                                                      Term of                            Family Relationship
                             Present Position         Office    Principal Occupation     between
Name                  Age    with Company             Began     Last Five Years          Directors and Officers

Walter H. Wulf, Jr.   60     Chairman of the Board    2001      Position with            Father of Walter H. Wulf, III
                             President                1997      Company                  Director
                             Director                 1971

*Robert M. Kissick    68     Vice President           1980      See page 5 of            None
                             Director                 1972      this Proxy
                                                                Statement

*Byron K. Radcliff    67     Vice Chairman of Board   2001      See page 5 of            Father of Byron J. Radcliff,
                             Secretary                1999      this Proxy               Director
                             Treasurer                1976      Statement
                             Director                 1960

Debra P. Roe          49     Chief Financial          2003      Position with            None
                             Officer and Assistant              Company
                             Secretary-Treasurer      1998

Rick E. Rush          52     Vice President           2001      Position with            None
                                                                Company

Roy L. Owens          67     Vice President-          2000      Position with            None
                             Operations                         Company

____________________

* Not actively involved in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 2005:

Name and Address of                            Amount and Nature of  Percent
Beneficial Owner      Title of Class           Beneficial Ownership  of Class

Byron K. Radcliff     Capital Stock            205,160 shares (a)     8.526%
P.O. Box 100          Class B Capital Stock    211,960 shares (b)    13.078%
Dexter, KS 67038

Walter H. Wulf, Jr.   Capital Stock            173,102 shares (c)     7.194%
700 Wulf Drive        Class B Capital Stock    177,942 shares (d)    10.979%
Humboldt, KS 66748
____________________

(a) Includes 199,715 shares owned individually; 2,495 shares owned jointly with wife; and 2,950 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 2,950 shares owned by wife.
(b) Includes 207,715 shares owned individually; 2,495 shares owned jointly with wife; and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(c)  Includes 8,310 shares held individually and 1,900 shares owned by wife.
In addition, Walter H. Wulf, Jr. is: (i) trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters;
(ii) manager of 40,300 shares held in Walter H. Wulf Company, LLC for the benefit of Walter H. Wulf, Jr., his two sisters and their children; (iii) trustee of 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable
Foundation; and (iv)manager of 43,592 shares held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.
(d) Includes 12,950 shares held individually; 500 shares held jointly with wife; and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters and manager of 87,592 shares held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.

     The security ownership of directors and executive officers of the Company as of February 1, 2005 is as follows:
                       Amount and Nature of
                       Beneficial Ownership
                                                    Percent of Ownership
                         Number of Shares                        Class B
                                       Class B       Capital     Capital
Beneficial Owner     Capital Stock  Capital Stock     Stock       Stock
Jack R. Callahan         -            1,000  (1)         -           *
Ronald E. Callaway    12,636         13,337              *           *
David L. Deffner      16,462         16,463              *        1.016%
Robert M. Kissick     36,303  (2)    39,903  (3)      1.509%      2.462%
Gayle C. McMillen     69,220  (4)    69,220  (4)      2.877%	4.271%
Richard N. Nixon       5,000          1,000              *           *
Byron J. Radcliff      2,950  (5)     1,250  (5)         *           *
Byron K. Radcliff    205,160  (6)   211,960  (7)      8.526%     13.078%
Michael R. Wachter       250            250              *           *
Walter H. Wulf, Jr.  173,102  (8)   177,942  (9)      7.194%     10.979%
Walter H. Wulf, III    3,700          3,700              *           *
Debra P. Roe           1,175 (10)       825 (10)         *           *
Rick E. Rush              50 (11)        -               *           -
Roy L. Owens             100 (12)        -               *           -

All directors & executive
 officers as a group,
 14 persons          526,108        536,850          21.865%     33.123%
___________________
*Less than 1%

Footnotes to Security Ownership of Certain Beneficial Owners and Management

( 1) Held jointly with spouse.
( 2) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 29,875 shares owned in wife's trust of which she is sole trustee.
Mr. Kissick disclaims beneficial ownership of 29,875 shares owned by wife's trust.
( 3) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned in wife's trust of which she is sole trustee.
Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife's trust.
( 4) Includes 11,220 shares held jointly with spouse and 58,000 shares owned in wife's parents' trusts of which Mrs. McMillen is beneficiary. Mr. McMillen disclaims beneficial ownership of 58,000 shares owned by wife's parents' trusts.
( 5) Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr. Radcliff disclaims beneficial ownership.
( 6) See Footnote (a) to preceding Table.
( 7) See Footnote (b) to preceding Table.
( 8) See Footnote (c) to preceding Table.
( 9) See Footnote (d) to preceding Table.
(10) Held jointly with spouse.
(11) Held jointly with spouse.
(12) Held jointly with spouse.

                          EXECUTIVE COMPENSATION

    The following table summarizes the total compensation of the Chief Executive Officer and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2004, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                        SUMMARY COMPENSATION TABLE
         Name and                       Annual Compensation
     Principal Position         Year    (Salary)     (Bonus)
     Walter H. Wulf, Jr.        2004     $194,250        -0-
      Chairman of the           2003      184,350        -0-
      Board and President       2002      175,350        -0-

     Debra P. Roe               2004     $112,890     $  -0-
      Chief Financial Officer   2003      103,830      7,500
      and Assistant             2002       98,100        -0-
      Secretary-Treasurer

     Rick E. Rush               2004     $112,890     $  -0-
      Vice President            2003      103,830      7,500
                                2002       98,100        -0-

     Roy L. Owens               2004     $148,440        -0-
      Vice President-Operations 2003      143,430        -0-
                                2002      137,820        -0-

    The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings or committee meetings. All other directors, including those serving on the Audit Committee, receive $1,250 for attending each board meeting. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,250 is paid. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings.

     The Board of Directors held three meetings during 2004. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2004. The Board of Directors does not have a standing compensation or nominating committee, or other committee performing similar functions.

     Richard N. Nixon, director, is an attorney and during 2004 was a partner in the law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri. During 2004, the total legal fees and expenses paid by the Company to Stinson Morrison Hecker did not exceed five percent of such law firm's gross revenues for 2004.


                      DEFINED BENEFIT RETIREMENT PLAN

    The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life. The monthly retirement benefits are computed by multiplying the employee's years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits. For the year 2004, the maximum annual compensation for determining retirement benefits is $205,000. The normal retirement age at which retirement plan benefits become payable is age 65.

    The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

                            PENSION PLAN TABLE
    Average
    5 Years                  Years of Service
    Earnings    15        20        25        30        35
   $100,000  $24,000   $32,000   $40,000   $48,000   $50,000
    125,000   30,000    40,000    50,000    60,000    62,500
    150,000   36,000    48,000    60,000    72,000    75,000
    175,000   42,000    56,000    70,000    84,000    87,500
    200,000   48,000    64,000    80,000    96,000   100,000
    225,000   49,200    65,600    82,000    98,400   102,500
    250,000   49,200    65,600    82,000    98,400   102,500

     The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above. Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

     The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan: Mr. Wulf, 33 years; Ms. Roe, 28 years; Mr. Rush, 16 years; and Mr. Owens, 22 years.


                            SEVERANCE PAY PLAN

     On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan"). The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur. The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company. The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes. A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control". A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock. If there had been a change in control and termination of employment on December 31, 2004, the following persons would have been entitled to receive severance pay pursuant to the Plan as follows: Mr. Wulf, $541,200; Ms. Roe, $269,360; Mr. Rush, $153,920; and Mr. Owens, $137,170. The Plan also provides that any covered employee who, at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees. The Plan may be amended or terminated by the affirmative vote of a least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

           BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions). Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers. In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).

Executive Compensation Policy

     The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability. However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

     Each year, including 2004, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers. These recommendations are based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company. The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability. The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made. In April 2004, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation of 3.5 percent. These increases are reflective of, although not directly tied to, the Company's continued good performance in 2003.

Chief Executive Officer Compensation

     The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers. As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

          THE BOARD OF DIRECTORS:

          Jack R. Callahan          Ronald E. Callaway
          David L. Deffner          Robert M. Kissick
          Gayle C. McMillen         Richard N. Nixon
          Byron J. Radcliff         Byron K. Radcliff
          Michael R. Wachter        Walter H. Wulf, Jr.
          Walter H. Wulf, III


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation. The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

                            COMPANY PERFORMANCE

     The following performance graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer companies selected by the Company.

                        Comparison of Five Year Cumulative Total Return

                Dec-99    Dec-00    Dec-01    Dec-02    Dec-03    Dec-04
MONARCH CEMENT  100.00     90.78    100.66     98.70    111.93    137.23
S&P 500 Index   100.00     90.90     80.09     62.39     80.29     89.03
Peer Group 	    100.00     82.75    125.14    104.70    137.36    189.44

                                     Annual Return Percentage
                                          Years Ending
                          Dec-00    Dec-01    Dec-02    Dec-03    Dec-04
MONARCH CEMENT            -9.22     10.89     -1.95     13.40     22.61
S&P 500 Index             -9.10    -11.89    -22.10     28.68     10.88
Peer Group               -17.25     51.22    -16.33     31.19     37.92


     The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the peer group is based on the stock price or composite index at January 1, 2000. The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 2000 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

     The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of peer companies in the Company's industry in which the returns are weighted according to each company's market capitalization. Companies in the peer group index are Lafarge North America Inc., Lone Star Industries (acquired October 1999), Southdown Inc. (acquired November 2000) and Texas Industries, Inc.

                              INDEPENDENT AUDITORS

     The Company's Audit Committee of the Board of Directors has selected BKD LLP ("BKD") to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal year. It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

Audit Fees

       The aggregate fees billed by BKD in 2003 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2003 and 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2003, June 30, 2003 and September 30, 2003, respectively, were approximately $55,000.

     The aggregate fees billed by BKD in 2004 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively, were approximately $55,000.

Audit-Related Fees

     The aggregate audit-related fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2003 and 2004, were approximately $12,500 and $13,500, respectively, which included fees and expenses related to the audit of employee benefit plans.

Tax Fees

     The aggregate tax fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2003 and December 31, 2004 were $-0- as BKD did not provide any tax services to the Company in either of these years.

All Other Fees
     The aggregate fees billed by BKD for services rendered to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2003 were approximately $500, which included fees and expenses related to miscellaneous clerical matters.

     The aggregate fees billed by BKD for services rendered to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2004 were approximately $43,000, which included fees related to computer software training.

Pre-Approval Policy

     The Audit Committee of the Company pre-approves with an engagement letter all audit and non-audit services performed by BKD. One hundred percent (100%) of the non-audit services provided by BKD were pre-approved by the Audit Committee.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BKD LLP.


                             Audit Committee Report

     The Company's Audit Committee of the Board of Directors (the "committee") operates under a written charter approved by the committee and adopted by the Company's Board of Directors. The member of the committee, Jack R. Callahan, is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The member of the committee is not an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission because Mr. Callahan does not meet the specific guidelines set forth by the Securities and Exchange Commission. However, the Company believes that the background and financial sophistication of Mr. Callahan is sufficient to fulfill the duties of the Audit Committee. The Company is not currently required to have an "audit committee financial expert".

     In fulfilling its responsibilities, the committee reviewed and discussed The Monarch Cement Company's audited financial statements for the fiscal year ended December 31, 2004 with the Company's management and independent auditors, BKD LLP ("BKD").

     The committee also discussed with BKD, its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees". In addition, the committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and discussed with the independent auditors their independence in relation to us and the Company's management. The committee also considered the non-audit services provided to it by the independent auditors and concluded that such services were compatible with maintaining their independence.

     Based upon the reviews and discussions referred to above, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          /s/ Jack R. Callahan
                                          Jack R. Callahan

                                            Code Of Ethics
     As of the date of this Proxy Statement, the Company has not adopted a Code of Ethics that applies to its CEO, CFO, principal accounting officer or controller, or any person performing a similar function with the Company for the following reasons: (1) only two officers at the Company, the CEO and the CFO, would be subject to such a code; (2) the Board of Directors has always maintained close oversight of the executive officers' activities; (3) the Company has an informal policy of expecting high ethical conduct from its directors, officers and employees; (4) the Company has not experienced abuses to its informal policy; and (5) at this time, the Company is not required to adopt a formal code of ethics. The Board plans to monitor the desirability for a formal code of ethics for the Company's CEO, CFO and other financial officers.

                    DEADLINE FOR STOCKHOLDER PROPOSALS

     No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 12, 2006 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-0900 on or before November 15, 2005.

     Stockholders who intend to present a proposal at the 2006 annual meeting without inclusion of such proposal in the proxy materials are required to provide notice to us no later than January 13, 2006.

                           FINANCIAL STATEMENTS

     The annual report of the Company containing financial statements for the year ended December 31, 2004 is enclosed with the Proxy Statement.

                              OTHER BUSINESS

     The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting. However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required, during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were complied with.
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